UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2025

POTLATCHDELTIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-32729	82-0156045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600

Spokane, Washington

99201

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(509) 835-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2025, PotlatchDeltic Corporation, a Delaware corporation (“PotlatchDeltic”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Rayonier Inc., a North Carolina corporation (“Rayonier”), and Redwood Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Rayonier (“Merger Sub”).

The Merger Agreement provides for the combination of PotlatchDeltic and Rayonier in an all-stock merger of equals transaction upon the terms and subject to the conditions set forth in the Merger Agreement. The combined company will operate under a new name to be announced prior to the closing and will be headquartered in Atlanta, Georgia. The board of directors of each of PotlatchDeltic and Rayonier have unanimously approved the Merger Agreement and the transactions contemplated thereby. The board of directors of PotlatchDeltic has resolved to recommend to its stockholders to adopt the Merger Agreement, subject to its terms and conditions, and the board of directors of Rayonier has resolved to recommend to its shareholders to vote in favor of the issuance of Rayonier Common Shares (as defined below) in connection with the Merger (as defined below).

The Merger

Upon the terms and subject to the conditions set forth in the Merger Agreement, PotlatchDeltic will merge with and into Merger Sub (“Merger”), with Merger Sub continuing as the surviving entity in the Merger and a direct wholly owned subsidiary of Rayonier. At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share of PotlatchDeltic (“PotlatchDeltic Common Stock”), issued and outstanding immediately prior to the Effective Time (other than certain excluded shares) will be automatically converted into the right to receive 1.7339 (the “Exchange Ratio”) shares of Rayonier common shares, no par value (“Rayonier Common Shares”), plus cash in lieu of fractional shares of Rayonier Common Shares, if any (the “Merger Consideration”).

In addition, concurrently with the announcement of the Merger Agreement, on October 13, 2025, Rayonier declared a one-time special dividend of $1.40 per share, consisting of up to 25% in cash and the remainder in Rayonier Common Shares, which is payable on December 12, 2025 to holders of record of Rayonier Common Shares on October 24, 2025 (the “Special Dividend”). To equalize the economic impact of the Special Dividend, the parties have agreed that the Merger Consideration will be adjusted upon the record date of the Special Dividend (and calculated immediately following the distribution date of the Special Dividend). With respect to the stock allocation of the Special Dividend, the Exchange Ratio will be increased to a new exchange ratio (the “Adjusted Exchange Ratio”) that is equal to (i) the Exchange Ratio plus (ii) the product of (a) the Exchange Ratio and (b) the difference of (1) a ratio of (A) the number of issued and outstanding Rayonier Common Shares and units in the Rayonier operating partnership immediately after the Special Dividend divided by (B) the number of issued and outstanding Rayonier Common Shares and units in the Rayonier operating partnership immediately prior to the Special Dividend minus (2) one. With respect to the cash allocation of the Special Dividend, each share of PotlatchDeltic Common Stock shall be entitled to receive in the Merger an amount of cash that is equal to the product of (i) the Exchange Ratio and (ii) a ratio of (a) the aggregate amount of cash distributed by Rayonier divided by (b) the number of issued and outstanding Rayonier Common Shares and units in the Rayonier operating partnership immediately prior to the Special Dividend (the “Cash Adjustment Amount”).

PotlatchDeltic and Rayonier have also agreed to coordinate the timing of their regular quarterly dividends prior to the closing of the Merger. In addition, each party is permitted to declare and pay certain REIT dividends, if necessary, subject to (i) an increase to the Cash Adjustment Amount going to all PotlatchDeltic stockholders with respect to any REIT dividend declared and paid by Rayonier or (ii) a matching cash distribution by Rayonier with respect to any REIT dividend declared and paid by PotlatchDeltic, in each case, in accordance with the Merger Agreement.

Treatment of Equity Awards

At the Effective Time, each PotlatchDeltic restricted stock unit (“PotlatchDeltic RSU”) that is outstanding immediately prior to the Effective Time will be converted into one Rayonier restricted stock unit (“Rayonier RSU”), based on the number of shares of PotlatchDeltic Common Stock underlying the applicable PotlatchDeltic RSU (and including any dividend equivalents calculated based on such number of shares of PotlatchDeltic Common Stock) multiplied by the Equity Award Exchange Ratio, rounded to the nearest whole number of shares. The “Equity Award Exchange Ratio” is defined as a number equal to (i) the Adjusted Exchange Ratio plus (ii) the quotient of (a) the Cash Adjustment Amount divided by (b) the average of the closing-sale price of a Rayonier Common Share for the consecutive period of five (5) trading days ending on the trading day preceding the Closing Date (as defined in the Merger Agreement).

At the Effective Time, each PotlatchDeltic performance share award (“PotlatchDeltic PSA”) shall be converted into a Rayonier RSU award with respect to a number of shares of Rayonier Common Stock calculated based on the number of shares of PotlatchDeltic Common Stock underlying the applicable PotlatchDeltic PSA determined by deeming any performance-based criteria applicable to such PotlatchDeltic PSA achieved based on the greater of PotlatchDeltic’s target performance or actual performance, as calculated on the latest practicable date prior to the Effective Time (and including any dividend equivalents calculated based on such number of shares of PotlatchDeltic Common Stock) multiplied by the Equity Award Exchange Ratio, rounded to the nearest whole number of shares.

At the Effective Time, each PotlatchDeltic stock equivalent unit that is outstanding immediately prior to the Effective Time will be converted into a stock equivalent unit with respect to a number of Rayonier Common Shares calculated based on the number of shares of PotlatchDeltic Common Stock underlying the applicable PotlatchDeltic stock equivalent unit (and including any dividend equivalents calculated based on such number of shares of PotlatchDeltic Common Stock) multiplied by the Equity Award Exchange Ratio, rounded to the nearest whole number of shares.

At the Effective Time, each outstanding PotlatchDeltic option will be converted into the right to receive a number of Rayonier Common Shares, equal to (i) the Equity Award Exchange Ratio multiplied by (ii) the quotient of (a) the total value of all options held by such holder based on the Merger Consideration Value (which shall be the product of the average of the closing-sale price of a Rayonier Common Share for the consecutive period of five (5) trading days ending on the trading day preceding the Closing Date, and the Equity Award Exchange Ratio) less the applicable exercise prices of such options, divided by (b) the Merger Consideration Value. Notwithstanding the foregoing, as of the Effective Time, each PotlatchDeltic option outstanding with an exercise price equal to or greater than the Merger Consideration Value shall be canceled for no consideration.

Post-Closing Governance

PotlatchDeltic and Rayonier have also agreed to certain governance-related matters. At the Effective Time, the combined company’s board of directors will have ten members, consisting of (i) four directors designated by PotlatchDeltic, (ii) four directors designated by Rayonier, (iii) Eric J. Cremers, PotlatchDeltic’s current President and Chief Executive Officer and (iv) Mark D. McHugh, Rayonier’s current President and Chief Executive Officer. The initial Lead Independent Director will be designated by Rayonier. In addition, effective as of the Effective Time, (i) Mr. McHugh will serve as the Chief Executive Officer of the combined company and (ii) Mr. Cremers will serve as the Executive Chair of the combined company for a term of two years. The Merger Agreement provides that, at the Effective Time, Rayonier will amend its bylaws in the form attached as Exhibit A to the Merger Agreement in order to provide, among other things, for specified director voting requirements to replace or remove the Chief Executive Officer or the Executive Chair of the combined company during the two years following the consummation of the Merger.

Closing Conditions

The closing of the Merger is subject to customary conditions, including: (i) approval by PotlatchDeltic stockholders of a proposal to adopt the Merger Agreement and by Rayonier shareholders of a proposal to approve the issuance of Rayonier Common Shares in the Merger; (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) no law of competent jurisdiction or injunction which prohibits or makes illegal the consummation of the Merger; (iv) the effectiveness of a registration statement on Form S-4 that will be filed by Rayonier for the issuance of Rayonier Common Shares; (v) the authorization of the listing of the Rayonier Common Shares on the New York Stock Exchange to be issued in the Merger, subject only to official notice of issuance; (vi) the representations and warranties of PotlatchDeltic and Rayonier being true and correct (subject to certain qualifications); (vii) each party shall have performed their respective obligations under the Merger

Agreement in all material respects; (viii) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement and that is continuing; (ix) no Parent Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement and that is continuing; (x) the receipt of tax opinions relating to the status as a real estate investment trust of each of Rayonier and PotlatchDeltic; and (xi) the receipt of tax opinions that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of PotlatchDeltic and Rayonier relating to their respective businesses, financial statements and public filings, among other matters, in each case generally subject to customary qualifications. Additionally, the Merger Agreement provides for customary pre-closing covenants of each of PotlatchDeltic and Rayonier, including: (i) to conduct its business in the ordinary course (subject to certain exceptions); (ii) to cooperate with respect to seeking regulatory approvals subject to specified limitations; (iii) to hold a meeting of its stockholders to obtain the requisite stockholder approvals contemplated by the Merger Agreement, as applicable; (iv) not to solicit proposals relating to alternative business combination transactions; and (v) subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.

Termination

The Merger Agreement contains provisions granting each of PotlatchDeltic and Rayonier the right to terminate the Merger Agreement under specified circumstances, including, among other things: (i) if the Merger is not consummated on or before July 13, 2026, subject to an automatic extension of 90 calendar days in order to obtain required regulatory approvals if all other closing conditions have been satisfied or waived (the “Outside Date”); (ii) if the approval of either party’s stockholders is not obtained; and (iii) if the other party’s board of directors makes an adverse recommendation change with respect to the proposed transaction.

PotlatchDeltic will be required to pay a termination fee to Rayonier equal to $138,000,000 if:

•	the Merger Agreement is terminated by Rayonier as a result of a change of recommendation by PotlatchDeltic’s board of directors;

•

the Merger Agreement is terminated by either party because either (a) the Merger did not close by the Outside Date or (b) the PotlatchDeltic stockholders vote against the Merger and a competing proposal becomes public and is not withdrawn at least 10 business days prior to the PotlatchDeltic stockholder meeting, and within 9 months of termination, PotlatchDeltic consummates such competing proposal or enters into a definitive agreement with respect to such competing proposal (that is subsequently consummated); or

•

the Merger Agreement is terminated by Rayonier because of PotlatchDeltic’s material breach of its obligations under the Merger Agreement and a competing proposal becomes public and is not withdrawn at least 10 business days prior to the PotlatchDeltic stockholder meeting, and within 9 months of termination PotlatchDeltic consummates such competing proposal or enters into a definitive agreement with respect to such competing proposal (that is subsequently consummated).

Rayonier will be required to pay a termination fee to PotlatchDeltic equal to $159,000,000 if:

•	the Merger Agreement is terminated by PotlatchDeltic as a result of a change of recommendation by Rayonier’s board of directors;

•

the Merger Agreement is terminated by either party because either (a) the Merger did not close by the Outside Date or (b) the Rayonier shareholders vote against the issuance of Rayonier Common Shares in connection with the Merger and a competing proposal becomes public and is not withdrawn at least 10 business days prior to the Rayonier shareholder meeting, and within 9 months of termination Rayonier consummates such competing proposal or enters into a definitive agreement with respect to such competing proposal (that is subsequently consummated); or

•

the Merger Agreement is terminated by PotlatchDeltic because of Rayonier’s material breach of its obligations under the Merger Agreement and a competing proposal becomes public and is not withdrawn at least 10 business days prior to the Rayonier shareholder meeting, and within 9 months of termination Rayonier consummates such competing proposal or enters into a definitive agreement with respect to such competing proposal (that is subsequently consummated).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated by reference herein.

The Merger Agreement has been included to provide security holders and investors with information regarding its terms. It is not intended to provide any other factual information about PotlatchDeltic, Rayonier, or any other person. The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Stockholders and investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of PotlatchDeltic or Rayonier. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in PotlatchDeltic’s or Rayonier’s public disclosures.

Item 5.02	Compensatory Arrangement of Certain Officers

Vesting Acceleration of Directors RSUs

On October 13, 2025, the board of directors of PotlatchDeltic approved the accelerated vesting of restricted stock units previously granted to PotlatchDeltic’s non-employee directors under PotlatchDeltic’s 2014 Long-Term Incentive Plan and 2019 Long-Term Incentive Plan (the “Director RSUs”) such that the Director RSUs will be fully vested and payable as of the Effective Time, subject to the applicable director’s continued service through immediately prior such time.

Amendment to Acceleration Terms of RSUs

Under the terms of PotlatchDeltic’s 2014 Long-Term Incentive Plan and 2019 Long-Term Incentive Plan, equity awards granted to employees, including our named executive officers (Eric J. Cremers, Wayne Wasechek, Ashlee Townsend Cribb, Michele L. Tyler and William R. DeReu), are subject to 100% accelerated vesting in the event of the holder’s termination without cause or resignation for good reason within one month prior to or 24 months following a change in control that occurs at least six months following the grant date of the equity awards. On October 13, 2025, the board of directors of PotlatchDeltic approved the removal of the requirement that the change in control occur at least six months following the grant date for the 100% double-trigger vesting acceleration to apply to outstanding and prospective equity awards.

Item 7.01	Regulation FD Disclosure.

On October 14, 2025, PotlatchDeltic and Rayonier issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references such information.

Cautionary Statement Regarding Forward-Looking Information

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect PotlatchDeltic’s and Rayonier’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed Merger involving PotlatchDeltic and Rayonier, including future financial and operating results, PotlatchDeltic’s and Rayonier’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transaction, and other statements that are not historical facts, including expected synergies, harvest schedules, timberland acquisitions and dispositions, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this communication will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation: the ability to timely or at all obtain the requisite PotlatchDeltic and Rayonier shareholder approvals; the risk that PotlatchDeltic or Rayonier may be unable to obtain required governmental and regulatory approvals required for the Merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger); the risk that an event, change or other circumstance could give rise to the termination of the proposed Merger; the risk that a condition to closing of the Merger may not be satisfied on a timely basis or at all; the risk that the timing to consummate the proposed Merger may be delayed; the risk that the businesses of PotlatchDeltic and Rayonier will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of PotlatchDeltic Common Stock or Rayonier Common Shares; the risk of litigation related to the proposed transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees, contractors, suppliers, vendors or joint venture partners; the diversion of management time in connection with the proposed transaction; the challenging macroeconomic environment, including disruptions in the timberlands, real estate, land-based solutions, and wood products manufacturing industries; the ability of PotlatchDeltic and Rayonier to refinance their existing financing arrangements on favorable terms; the cost and availability of third-party logging and trucking services; the geographic concentration of a significant portion of PotlatchDeltic’s and Rayonier’s timberland; changes in environmental laws and regulations regarding timber harvesting, wood products manufacturing, delineation of wetlands, endangered species, the development of solar, carbon capture and storage, and carbon credit projects, and development of real estate generally that may restrict or adversely impact PotlatchDeltic’s or Rayonier’s ability to conduct their respective businesses, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, including changes in law, policy and political factors beyond our control; the availability and cost of financing for real estate development and mortgage loans, changes in tariffs, taxes or treaties relating to the import and export of PotlatchDeltic’s and Rayonier’s products, including those of their respective customers; changes in key management and personnel; PotlatchDeltic’s and Rayonier’s ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust; changes in tax laws that could adversely affect beneficial tax treatment; and other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of each of PotlatchDeltic’s and Rayonier’s most recent Annual Reports on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports by both companies.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Each of PotlatchDeltic and Rayonier undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Merger, Rayonier will file a registration statement on Form S-4, which will include a document that serves as a prospectus of Rayonier and a joint proxy statement of PotlatchDeltic and Rayonier (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to PotlatchDeltic’s and Rayonier’s shareholders. Investors and security holders will be able to obtain the registration statements and the joint proxy statement/prospectus free of charge from the SEC’s website or from PotlatchDeltic or Rayonier. The documents filed by PotlatchDeltic with the SEC may be obtained free of charge at PotlatchDeltic’s website at www.potlatchdeltic.com or at the SEC’s website at www.sec.gov. The documents filed by Rayonier with the SEC may be obtained free of charge at Rayonier’s website at www.rayonier.com or at the SEC’s website at www.sec.gov.

Participants in the Solicitation

PotlatchDeltic, Rayonier and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of PotlatchDeltic, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in PotlatchDeltic’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2025, including under the headings “Compensation Discussion and Analysis,” “Compensation of Directors,” “Equity Compensation Plan Information,” and “Security Ownership.” To the extent holdings of PotlatchDeltic’s Common Stock by the directors and executive officers of PotlatchDeltic have changed from the amounts of PotlatchDeltic’s Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), in each case filed with the SEC, including: the Forms 4 filed by Anne Alonzo on May 8, 2025, Linda Breard on May 8, 2025, Michael Covey on May 8, 2025, Ashlee Cribb on July 28, 2025, James DeCosmo on May 8, 2025, William Driscoll on April 1, 2025, May 2, 2025, May 8, 2025, June 10, 2025, July 1, 2025 and October 2, 2025, Mark Leland on May 8, 2025, Larry Peiros on May 8, 2025 and Lenore Sullivan on May 8, 2025. Information about the directors and executive officers of Rayonier, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Rayonier’s proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2025, including under the headings “Director Compensation” and “Compensation Discussion and Analysis.” To the extent holdings of Rayonier’s Common Shares by the directors and executive officers of Rayonier have changed from the amounts of Rayonier’s Common Shares held by such persons as reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, in each case filed with the SEC, including: the Forms 4 filed by Keith Bass on April 9, 2025, May 19, 2025, June 2, 2025 and September 2, 2025, Mark Bridwell on April 2, 2025, April 4, 2025 and April 15, 2025, Christopher Corr on April 2, 2025, April 4, 2025 and April 15, 2025, Gregg Gonsalves on May 19, 2025, Scott Jones on May 19, 2025, Larkin Martin on May 19, 2025, Douglas Long on April 2, 2025, April 4, 2025 and April 15, 2025, Mark McHugh on April 2, 2025, April 4, 2025 and April 15, 2025, Meridee Moore on May 19, 2025, Ann Nelson on May 19, 2025, Shelby Pyatt on April 2, 2025, April 4, 2025 and April 15, 2025, Matthew Rivers on May 19, 2025, Rhett Rogers on April 2, 2025, April 4, 2025 and April 15, 2025, April Tice on April 2, 2025, April 4, 2025 and April 15, 2025 and Andrew Wiltshire on May 19, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from PotlatchDeltic and Rayonier as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 13, 2025, by and among Rayonier Inc., Redwood Merger Sub, LLC and PotlatchDeltic Corporation.†

99.1	Joint Press Release dated October 14, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. PotlatchDeltic hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotlatchDeltic Corporation

By:	/s/ Michele L. Tyler
Michele L. Tyler
Vice President, General Counsel and Corporate Secretary

Dated: October 14, 2025